Putnam Investments
One Post Office Square
Boston, MA 02109
June 15, 2011

U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street NE
Washington, DC 20549
Attention: Linda Stirling, Esq.

Re:	Putnam Funds Trust (Securities Act No. 333-515 and Investment Company File Act No. 811-07513) (the
“Trust”) on behalf of Putnam Retirement Income Fund Lifestyle 3 (the “Fund”) – Post-Effective
Amendment No. 121 to the Trust’s Registration Statement on Form N-1A (the “Amendment”)

Dear Ms. Stirling:

We are filing today through the EDGAR system, on behalf of the Fund, a series of Putnam Funds Trust, Post-Effective Amendment No. 121 pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 8b-16 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Amendment is electronically coded to show changes to the prospectus and statement of additional information of the Fund from the corresponding documents included in Post-Effective Amendment No. 119, which was filed with the Commission pursuant to Rule 485(a) under the Securities Act (the “485(a) filing”) and Rule 8b-16 under the 1940 Act on April 5, 2011. The changes include the updating of financial statements and other information pursuant to Section 10(a)(3) of the Securities Act and minor revisions to reflect standard Putnam disclosure. Certain changes also have been made in response to comments that you provided telephonically to me on behalf of the staff of the U.S. Securities and Exchange Commission (the “Staff”) on May 23, 2011, regarding the 485(a) filing.

For convenience of reference, I have summarized the Staff’s comments before the responses by the Fund.

General Comment

1. The Staff has observed that the Putnam Funds’ summary prospectuses state that the relevant prospectus and Statement of Additional Information (“SAI”), “as supplemented from time to time,” are incorporated by reference into the summary. Please delete the phrase “as supplemented from time to time,” from the summary prospectuses.

Response: The phrase “as supplemented from time to time” has been removed, as requested.

Prospectus

2. In Fund Summary – Fees and expenses: In the “Shareholder fees” table, please disclose that the maximum contingent deferred sales charges for class A and class M shares are 1.00% and 0.40%, respectively, rather than “none,” and adjust the footnote, if desired.

Response: The shareholder fee table has been revised, as requested.

3. In Fund Summary – Fees and expenses: In the “Annual fund operating expenses” table, please include a footnote pertaining to the Fund’s expense reimbursement. Instruction 3(e) to Item 3 requires that the footnote “include[] the expected termination date, and briefly describe who can terminate the arrangement and under what circumstances.” In addition, please set forth any recapture provisions that the Fund is subject to, if applicable.

Response: The expense reimbursement footnote has been revised, as requested.

4. In Fund Summary – Fees and expenses: In the “Annual fund operating expenses” table, the third footnote sets forth an expense limitation that will apply through June 30, 2011. Instruction 3(e) to Item 3 permits the use of a caption to describe any “expense reimbursement . . . that will reduce any Fund operating expenses for no less than one year from the effective date of the Fund’s registration statement.”

Response: The third footnote has been revised to state that the expense limitation will apply through June 30, 2012.

5. In Fund Summary – Investments, risks and performance: In the paragraph in “Investments” that sets forth the typical allocations to Absolute Return Funds, disclose generally what the Putnam Absolute Return 700 Fund invests in and state that the fund’s remaining assets are invested in other securities.

Response: The requested disclosure has been added to “Investments.”

6. In Fund Summary – Investments, risks and performance: In the last paragraph of “Investments,” remove the last sentence, which refers to the additional information available in the underlying funds’ prospectuses; if desired, this cross-reference may be placed in a location outside the summary section of the prospectus.

Response: The last sentence has been removed, as requested.

7. In Fund Summary – Performance: This Fund previously had a different name, Putnam Income Strategies Fund. Please confirm whether the Fund’s investment strategies have changed in connection with the name change and consider revising any disclosure that may be misleading.

Response: The Fund’s investment strategies did not change in connection with the Fund’s name change, but the Fund will now invest in one underlying Fund, Putnam Absolute Return 700 Fund. In response to your comment, we have included additional disclosure to the “Performance” section regarding the presentation of the Fund’s historical performance.

8. In Fund Summary – Tax Information: Please add a sentence indicating that the Fund’s distributions may be taxed as ordinary income upon withdrawals from tax-advantaged arrangements.

Response: The requested disclosure has been added to “Tax information.”

9. In What are the main investment strategies and related risks of the fund and underlying fund: Please remove the sentence in the second paragraph stating: “The fund seeks to generate income for its investors through exposure to many different types of investments, not just investments historically considered to be income-producing, such as interest bearing bonds or dividend paying stocks.”

Response: The sentence has been removed, as requested.

10. In What are the main investment strategies and related risks of the fund and the underlying fund?: In the “Credit risk” section, please refer to below-investment-grade investments as “speculative.”

Response: The characterization of below-investment-grade bonds has been added, as requested.

11. In Who oversees and manages the fund?: In “Portfolio managers,” per Item 10(a)(2) of Form N-1A, please “provide a brief description of the person’s role on the committee, team, or other group (e.g., lead member), including a description of any limitations on the person’s role and the relationship between the person’s role and the role of other persons who have responsibility for the day-to-day management of the Fund’s portfolio.”

Response: Consistent with Item 10(a)(2) of Form N-1A, the introduction to the “Portfolio managers” table states that the portfolio managers “are primarily responsible for the day-to-day management of the fund’s portfolio.” We confirm that there are no limitations on any of the portfolio manager’s roles in managing the Fund.

I believe that this letter addresses the Staff’s comments. Should you have any further questions, please do not hesitate to call me at (617) 760-4824.

Having reviewed the Amendment, the undersigned represents pursuant to Rule 485(b)(4) under the Securities Act that it does not contain disclosure which would render it ineligible to become effective pursuant to Rule 485(b).

Very truly yours,

/s/ Anne Marie Duffy
Anne Marie Duffy
Senior Counsel

cc:	James E. Thomas, Esq., Ropes & Gray LLP
Yana D. Guss, Esq., Ropes & Gray LLP